Exhibit 99.2
Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Altria Group, Inc.
Opinions on the Financial Statements and Internal Control over Financial Reporting
We have audited the accompanying consolidated balance sheets of Altria Group, Inc. and its subsidiaries (the “Company”) as of December 31, 2024 and 2023, and the related consolidated statements of earnings, comprehensive earnings, stockholders’ equity (deficit) and cash flows for each of the three years in the period ended December 31, 2024, including the related notes (collectively referred to as the “consolidated financial statements”). We also have audited the Company’s internal control over financial reporting as of December 31, 2024, based on criteria established in Internal Control - Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2024, based on criteria established in Internal Control - Integrated Framework (2013) issued by the COSO.
Basis for Opinions
The Company’s management is responsible for these consolidated financial statements, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Report of Management On Internal Control Over Financial Reporting. Our responsibility is to express opinions on the Company’s consolidated financial statements and on the Company’s internal control over financial reporting based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud, and whether effective internal control over financial reporting was maintained in all material respects.
Our audits of the consolidated financial statements included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.
Definition and Limitations of Internal Control over Financial Reporting
A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
Critical Audit Matters
The critical audit matters communicated below are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that (i) relate to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.
E-Vapor Product Litigation
As described in Note 20 to the consolidated financial statements, legal proceedings covering a wide range of matters are pending or threatened in various U.S. and foreign jurisdictions against the Company as well as its respective indemnitees. Management records provisions in the consolidated financial statements for pending litigation when they determine that an unfavorable outcome is probable and the amount of the loss can be reasonably estimated. The Company's accrued liability for tobacco and health and certain other litigation items is $96 million as of December 31, 2024. In establishing this liability, management evaluates tobacco and health and certain other litigation items, including e-vapor product litigation. While it is reasonably possible that an unfavorable outcome in a case may occur, except for those cases which, as described in Note 20, have been accrued for, (i) management has concluded that it is not probable that a loss has been incurred in any of the pending cases; (ii) management is unable to estimate the possible loss or range of loss that could result from an unfavorable outcome in any of the pending cases; and (iii) accordingly, management has not provided any amounts in the consolidated financial statements for unfavorable outcomes, if any.
The principal considerations for our determination that performing procedures relating to e-vapor product litigation is a critical audit matter are (i) the significant judgment by management when determining if a loss for e-vapor product litigation should be recorded in the consolidated financial statements and (ii) a high degree of auditor judgment, subjectivity, and effort in performing procedures and evaluating audit evidence related to management’s determination of whether a loss should be recorded.
Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to management’s loss determination for tobacco and health litigation matters, including e-vapor product litigation, and controls over the related financial statement disclosures. These procedures also included, among others, (i) evaluating the completeness of the Company’s description of e-vapor product litigation matters; (ii) confirming with external and internal legal counsel the likelihood of an unfavorable outcome and the extent to which a loss is estimable for e-vapor product litigation matters; (iii) evaluating the reasonableness of management’s determination regarding the likelihood of an unfavorable outcome for e-vapor product litigation matters; and (iv) evaluating the sufficiency of the Company’s e-vapor product litigation disclosures.
Skoal Trademark Impairment Assessments
As described in Notes 2 and 6 to the consolidated financial statements, the Company’s Skoal trademark had a carrying value of $3.6 billion as of December 31, 2024. Management conducts an annual review of indefinite-lived intangible assets for potential impairment, and more frequently if an event occurs or circumstances change that would require management to perform an interim review. In connection with the preparation of the financial statements for the interim period ended June 30, 2024, management evaluated the accelerated growth of innovative tobacco products, including oral nicotine pouches, and the related increase in competitive activity among tobacco categories, which have contributed to reductions in sales volumes for Moist Smokeless Tobacco products, including Skoal. Management concluded that the expected impact from the sales volume declines on the Skoal trademark represented a triggering event and performed an interim impairment assessment as of June 30, 2024. Management determined the estimated fair value of the Skoal trademark as of June 30, 2024 was below its carrying value and recorded an impairment of $354 million during the second quarter of 2024. Management’s annual impairment test of indefinite-lived intangible assets as of October 1, 2024 resulted in no impairment charge. Management used an income approach to estimate the fair value of the Skoal trademark. The income approach reflects the discounting of expected future cash flows at a rate of return that incorporates the risk-free rate for use of those funds, the expected rate of inflation and the risks associated with realizing expected future cash flows. In performing the 2024 valuation, management’s cash flow analysis for the Skoal trademark included significant judgments and assumptions related to volume, revenue, income, operating margins, perpetual growth rate and discount rate.
The principal considerations for our determination that performing procedures relating to the Skoal trademark impairment assessments is a critical audit matter are (i) the significant judgment by management when developing the fair value estimates of the Skoal trademark; (ii) a high degree of auditor judgment, subjectivity, and effort in performing procedures and evaluating management’s significant assumptions related to revenue, perpetual growth rates, and the discount rates; and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.
Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to management’s indefinite-lived intangible asset impairment assessments, including controls over the valuation of the Company’s Skoal trademark. These procedures also included, among others (i) testing management’s process for developing the fair value estimates of the Skoal trademark; (ii) evaluating the appropriateness of the income approach used by management; (iii) testing the completeness and accuracy of underlying data used in the income approach; and (iv) evaluating the reasonableness of the significant assumptions used by management related to revenue, perpetual growth rates, and the discount rates. Evaluating management’s assumption related to revenue involved evaluating whether the assumption used by management was reasonable considering (i) the current and past performance of the Skoal brand; (ii) the consistency with external market and industry data; and (iii) whether the assumption was consistent with evidence obtained in other areas of the audit. Professionals with specialized skill and knowledge were used to assist in evaluating (i) the appropriateness of the Company’s income approach and (ii) the reasonableness of the perpetual growth rate and discount rate assumptions.
Goodwill Impairment Assessment- E-Vapor Reporting Unit
As described in Notes 2 and 6 to the consolidated financial statements, the Company’s goodwill balance was $6.9 billion as of December 31, 2024, and the goodwill associated with the e-vapor reporting unit was $1.8 billion. Management conducts an annual review of goodwill for potential impairment, and more frequently if an event occurs or circumstances change that would require management to perform an interim review. Management used an income approach to estimate the fair values of the Company’s reporting units. The income approach reflects the discounting of expected future cash flows at a rate of return that incorporates the risk-free rate for use of those funds, the expected rate of inflation and the risks associated with realizing expected future cash flows. If the carrying value of a reporting unit that includes goodwill exceeds its fair value, goodwill is considered impaired. In performing the 2024 valuation, management’s cash flow analysis for the e-vapor reporting unit included significant judgments and assumptions related to volume, revenue, income, perpetual growth rate and discount rate. During 2024, management’s annual impairment test of goodwill resulted in no impairment charges.
The principal considerations for our determination that performing procedures relating to the goodwill impairment assessment of the e-vapor reporting unit is a critical audit matter are (i) the significant judgment by management when developing the fair value estimate of the reporting unit; (ii) a high degree of auditor judgment, subjectivity, and effort in performing procedures and evaluating management’s significant assumptions related to volume, perpetual growth rate, and discount rate; and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.
Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to management’s goodwill impairment assessments, including controls over the valuation of the e-vapor reporting unit. These procedures also included, among others (i) testing management’s process for developing the fair value estimate; (ii) evaluating the appropriateness of the income approach used by management; (iii) testing the completeness and accuracy of the underlying data used in the income approach; and (iv) evaluating the reasonableness of the significant assumptions used by management related to the volume, perpetual growth rate and discount rate. Evaluating management’s assumption related to volume involved considering (i) the current and past performance of the Company’s e-vapor reporting unit; (ii) the consistency with external market and industry data; and (iii) whether the assumption was consistent with evidence obtained in other areas of the audit. Professionals with specialized skill and knowledge were used to assist in evaluating (i) the appropriateness of the Company’s income approach and (ii) the reasonableness of the perpetual growth rate and discount rate assumptions.

/s/ PricewaterhouseCoopers LLP
Richmond, Virginia
January 30, 2025
We have served as the Company’s auditor since at least 1934, which is when the Company became subject to SEC reporting requirements. We have not been able to determine the specific year we began serving as auditor of the Company.

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